SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant                            ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement
☐        Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒        Definitive Proxy Statement
☐        Definitive Additional Materials
☐        Soliciting Material Pursuant to § 240.14(a)-11(c) or to § 240.14(a)-12

Heritage Commerce Corp
 (Name of Registrant as Specified in its Charter)

__________________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒        No fee required.

☐        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  Title of each class of securities to which transaction applies:

  Aggregate number of securities to which transaction applies:

  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  Proposed maximum aggregate value of transaction:

  Total fee paid:

☐        Fee paid previously by written preliminary materials.

☐        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  Amount Previously Paid:

  Form, Schedule or Registration Statement No.:

  Filing Party:

  Date Filed:

(Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

HERITAGE
 Commerce Corp

April 7, 2004

Dear Shareholder:

We are pleased to enclose our 2003 Form 10-K, Notice of 2004 Annual Meeting, Proxy Statement and Form of Proxy.

You are cordially invited to attend the 2004 Annual Meeting of Shareholders, which will be held at 9:30 a.m. on Thursday, May 27, 2004, at Heritage Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California, 95113.

The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

Your continued support is appreciated and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed proxy card.

Sincerely,

Brad L. Smith Chief Executive Officer	Richard L. Conniff President and Chief Operating Officer

150 Almaden Boulevard, San Jose, California 95113 • Telephone (408) 947-6900 • Fax (408) 947-6910

HERITAGE
 Commerce Corp

Notice of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Heritage Commerce Corp ("Commerce Corp") will be held at Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California 95113 on May 27, 2004, at 9:30 a.m., for the following purposes:

1. To elect the following nominees to serve as directors of Commerce Corp for a three-year term until the Annual Meeting of Shareholders of 2007 and until their successors shall be elected and qualified:

Frank G. Bisceglia
Anneke Dury
Louis "Lon" O. Normandin
Humphrey P. Polanen

2. To approve the Heritage Commerce Corp 2004 Stock Option Plan for grants of stock options to officers, employees and directors of Commerce Corp.

3. To ratify the Audit Committee's selection of Deloitte & Touche LLP, independent certified public accountants, to serve as Commerce Corp's auditors for the fiscal year ending December 31, 2004.

4. To consider and transact such other business as may properly be brought before the meeting.

Shareholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the meeting.

Provisions of the Bylaws of Commerce Corp govern nominations for election of members of the Board of Directors, as follows:

Nomination for election of directors may be made by the Board of Directors or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the Corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the Corporation not later than the close of business on the tenth day following the day on which the notice of such meeting is sent by third class mail (if permitted by law), no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of the Corporation owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; (v) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (vi) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; (vii)whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt; and (viii) a statement regarding the nominee's compliance with Section 2.3 of these Bylaws.

Nominees for the Board of Directors must meet certain qualifications set forth in Section 2.3 of Commerce Corp's Bylaws, which prohibit the election as a director of any person who is a director, executive officer, branch manager or trustee for any unaffiliated commercial bank, savings bank, trust company, savings and loan association, building and loan association, industrial bank or credit union that is engaged in business in (i) any city, town or village in which the corporation or any affiliate or subsidiary thereof has offices, or (ii) any city, town or village adjacent to a city, town or village in which the corporation or any affiliate or subsidiary thereof has offices.

All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. Any shareholder present at the meeting may vote personally on all matters brought before the meeting. If you elect to vote personally at the meeting, your proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS

Rebecca A. Levey
Corporate Secretary

April 7, 2004
San Jose, California

WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
PLEASE SIGN AND RETURN THE ENCLOSED PROXY
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
POSTAGE-PAID ENVELOPE.

PROXY STATEMENT
OF
HERITAGE Commerce Corp

150 Almaden Boulevard • San Jose, California 95113
Telephone (408) 947-6900 • Fax (408) 947-6910

This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Heritage Commerce Corp ("Commerce Corp") at the Annual Meeting of Shareholders of Commerce Corp to be held at Commerce Corp's offices, 150 Almaden Boulevard, San Jose, California, on May 27, 2004, at 9:30 a.m., and at any adjournments or postponements thereof (the "Meeting").

This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 7, 2004.

A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of Commerce Corp, an instrument revoking said proxy or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person. Unless revoked, all shares represented by a properly executed proxy received prior to the Meeting will be voted as specified by each shareholder in the proxy. If no specifications are given by a shareholder, then the proxy will be voted in favor of election of nominees specified, in favor of the approval of the Stock Option Plan, the ratification of the Board's selection of independent accountants, and in the discretion of the Board, on such other business as may properly come before the Meeting as described below.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: action with respect to procedural matters pertaining to the conduct of the Meeting and election of any person to any office for which a bona fide nominee is named herein, if such nominee is unable to serve or for good cause will not serve.

The enclosed proxy is being solicited by Commerce Corp's Board of Directors and the cost of the solicitation is being borne by Commerce Corp. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, email, facsimile or personal visits by directors, officers and employees of Commerce Corp and its subsidiary bank.

PURPOSE OF THE MEETING

The Meeting is being held for the following purposes:

  To elect four directors to serve a three-year term as Class III directors until the annual meeting of shareholders of 2007 and until their successors shall be elected and qualified.

  To approve the Heritage Commerce Corp 2004 Stock Option Plan for grants of stock options to officers, employees and directors of Commerce Corp.

  To ratify the Audit Committee's selection of Deloitte & Touche LLP, independent certified public accountants, to serve as Commerce Corp's auditors for the fiscal year ending December 31, 2004.

  To consider and transact such other business as may properly be brought before the meeting.

VOTING SECURITIES

Shareholders of record as of the close of business on April 1, 2004 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of April 1, 2004, Commerce Corp had 11,495,008 shares of common stock outstanding. Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the meeting.

In the election of directors, the four candidates receiving the highest number of votes will be elected. Approval of the Heritage Commerce Corp 2004 Stock Option Plan requires the affirmative vote of a majority of all shares represented and voting at the Meeting. Ratification of the selection of Deloitte & Touche LLP as Commerce Corp's auditors also requires the affirmative vote of a majority of all shares represented and voting at the Meeting. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal) and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. In determining whether the requisite shareholder approval has been received for approval of the Stock Option Plan and for ratification of the selection of Commerce Corp's auditors, if the number of shares voted in favor of approval or ratification constitutes a majority of the required quorum, broker non-votes and abstentions will have no effect on the matter. However, if the number of shares voted in favor of approval of the Stock Option Plan or ratification of the selection of auditors does not constitute a majority of the required quorum, broker non-votes and abstentions will have the same effect as a vote against the matter.

CORPORATE GOVERNANCE

Board of Directors

Annual Meeting Attendance

All directors are expected to attend each annual meeting of Commerce Corp's shareholders, unless attendance is prevented by an emergency. All of Commerce Corp's directors who were in office at that time attended Commerce Corp's 2003 annual meeting of shareholders.

Board Independence

Each of the following members of Commerce Corp's board of directors has been determined by the board to be independent under the rules of Nasdaq governing the independence of directors, as follows:

Frank G. Bisceglia
James R. Blair
Anneke Dury
Roy E. Lave
Louis ("Lon") O. Normandin
Jack L. Peckham
Humphrey P. Polanen
Kirk M. Rossmann
Charles J. Toeniskoetter

Therefore, a majority of the directors are independent, as required by the rules of Nasdaq.

Contacting the Board

Shareholders may address inquiries to any of Commerce Corp's directors or the full board by writing to the CEO, Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California 95113. All such communications are sent directly to the director-addressee or the board.

Nomination of Directors

Commerce Corp has a Corporate Governance and Nominating Committee. The principal duties of the Corporate Governance and Nominating Committee are described in the section of this Proxy Statement labeled "Committees of the Board of Directors of Heritage Commerce Corp - Corporate Governance and Nominating Committee" on page 15 of this Proxy Statement. The duties of the Corporate Governance and Nominating Committee include the recommendation of candidates for election to Commerce Corp's Board of Directors. The Corporate Governance and Nominating Committee met six times during 2003. All the members of the Committee are independent under the rules of Nasdaq. The Committee has a charter which is attached to this proxy statement as Exhibit A and is available on Commerce Corp's website at http://www.heritagecommercecorp.com.

Commerce Corp seeks directors who are of high ethical character and have reputations, both personal and professional, which are consistent with the image and values of Commerce Corp. The independent directors of Commerce Corp review from time to time the appropriate skills and characteristics required of directors in the context of the current make-up of the board, including such factors as business experience, diversity, and personal skills in finance, marketing, business, and other areas that are expected to contribute to an effective board. In addition, Section 2.3 of Commerce Corp's bylaws provides that no person shall be a member of the board of directors who is a director, executive officer, branch manager or trustee for any unaffiliated commercial bank, savings bank, trust company, savings and loan association, building and loan association, industrial bank or credit union that is engaged in business in (i) any city, town or village in which the corporation or any affiliate or subsidiary thereof has offices, or (ii) any city, town or village adjacent to a city, town or village in which the corporation or any affiliate or subsidiary thereof has offices.

Commerce Corp will consider director nominees recommended by shareholders who adhere to the following procedure. Commerce Corp's Bylaws provide that any shareholder must give written notice to the President of Commerce Corp of an intention to nominate a director at a shareholder meeting. Generally, notice of intention to make any nominations shall be made in writing and must be delivered or mailed to the President of Commerce Corp not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors. Nominees for the Board of Directors must meet the qualifications set forth in Section 2.3 of Commerce Corp's Bylaws as noted above. The Bylaws contain additional requirements for nominations. A copy of the requirements is available upon request directed to the President, Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California 95113.

Commerce Corp identifies new director candidates through recommendations from existing directors and through other business associates of Commerce Corp. Commerce Corp considers nominees of shareholders in the same manner as other nominees.

Audit Committee

The membership and principal duties of the Audit Committee are described in the section of this Proxy Statement labeled "Committees of the Board of Directors of Heritage Commerce Corp - Audit Committee" beginning on page 14 of this Proxy Statement.

Code of Ethics

Commerce Corp has adopted an Executive and Principal Financial Officers Code of Ethics governing the conduct of its Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and Controller. Commerce Corp has posted the Executive and Principal Financial Officers Code of Ethics on its website and it may be accessed at the following address: http://www.heritagecommercecorp.com. Commerce Corp has also attached the Executive and Principal Financial Officers Code of Ethics as Exhibit B to this Proxy Statement, and will make it available, without charge, upon request. Also, Heritage Commerce Corp has adopted a separate Code of Ethics which governs the conduct of all directors, officers and employees and which also may be accessed at the internet address referenced above.

PROPOSAL 1

ELECTION OF DIRECTORS

The Bylaws of Commerce Corp provide that the number of directors shall not be less than 11 nor more than 21. By resolution, the Board of Directors has fixed the number of directors at 12.

The Bylaws of Commerce Corp provide the procedure for nominations and election of the Board of Directors. This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

NOMINEES FOR DIRECTOR

The Board of Directors is classified into three classes with staggered three-year terms. The four persons named below will be nominated for election as Class III directors to serve until the Annual Meeting in the year 2007 and until their successors are duly elected and qualified. The four candidates receiving the greatest number of votes will be elected for three-year terms. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted at the Meeting for such substitute nominees as shall be designated by the Board. The Board presently has no knowledge that any of the nominees will be unable or unwilling to serve.

Frank G. Bisceglia
Anneke Dury
Louis "Lon" O. Normandin
Humphrey P. Polanen

The following table provides information with respect to each person nominated and recommended to be elected by the current Board, as well as existing directors of Commerce Corp whose terms do not expire at the time of the Meeting. For information pertaining to stock ownership of each of the nominees, reference can be made to the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" section of this Proxy Statement.

Name	Class	Age	Position With Commerce Corp	Director Since	Principal Occupation, Business Experience During Past Five Years and Other Information
Frank G. Bisceglia	III	58	Director	1994	Senior Vice President - Investments, Senior Portfolio Manager, Portfolio Management Program at UBS Financial Services, Inc., a full service securities firm.
James R. Blair	II	59	Director	1994	President of Renco Properties, Inc., a real estate development company.
Richard L. Conniff	I	57	Director, President and COO	1998

President and COO of Heritage Commerce Corp since 2000; President and Chief Executive Officer of Heritage Bank East Bay, a wholly-owned subsidiary of Heritage Commerce Corp, from 1998 to 2000; President and Chief Executive Officer of Acacia Bank, an industrial loan company, from 1997 to 1998; and Senior Vice President and Chief Financial Officer of South Valley Bancorporation from 1995 to 1997.

William J. Del Biaggio, Jr.	II	63	Chairman and Business Development Officer	1994	Business Development Officer of Heritage Commerce Corp since 2002; President of Heritage Beverage Company, a beverage importer-brokerage firm, since 1994.
Anneke Dury	III	59	Director	1994	Independent Financial Consultant for various Santa Clara County technology companies.
Roy E. Lave	II	68	Director	2000

Director, Bank of Los Altos, from 1995 to 2002; Chief Executive Officer of Systan, Inc., a consulting firm, since 1966; Founding Chair, Los Altos Community Foundation, 1991 to present; tenured professor of engineering at Stanford University from 1962 to 1974.

Louis ["Lon"] O. Normandin	III	69	Director	1994	Owner and Chairman of Normandin Chrysler Jeep.
Jack L. Peckham	II	62	Director	1994

CEO of Elastic Workspace Software, Inc. since January 2003; President and CEO of Alpine Microsystems since November 1, 2001; President and CEO of Timpani Networks, Inc. from 1999 to 2002; President and CEO of Lightspeed Semiconductor from 1998 to 2000; Vice President and General Manager of Atmel Corporation, a semiconductor manufacturing company, from 1985 to 1998.

Humphrey P. Polanen	III	54	Director	1994

Managing Director of Internet Venture Partners BV, an investment firm, since 2000; President and CEO of Trustworks Systems, a network security company, from 1998 to 1999; General Manager of Network Security Products and Internet Commerce Groups, Sun Microsystems, a computer systems company, from 1995 to 1998.

Kirk M. Rossmann	I	56	Director	2002

Chief Executive Officer of B/T Management Group, LLC, a holding company for property management and steel fabrication, since 1996; and President of American Welding Supply, an electronic and industrial gas supplier, from 1975 to 1996.

Brad L. Smith	I	54	Director and CEO	1999

CEO of Heritage Bank of Commerce since January 1, 2003; CEO of Heritage Commerce Corp since June 2000; President and CEO of Heritage Bank South Valley, a wholly owned subsidiary of Heritage Commerce Corp, from 2000 to 2002; Chairman of Heritage Commerce Corp from 1999 to 2002; President of South Valley branch of Heritage Bank of Commerce during 1999; and President and Chief Executive Officer of South Valley National Bank from 1985 through 1998.

Charles J. Toeniskoetter	I	59	Director	2002

Chairman of TBI Construction & Construction Management, Inc., a commercial construction company; and co-founder, Chairman and CEO of Toeniskoetter & Breeding, Inc., Development, a South Bay real estate investment company.

There are no family relationships among any of Commerce Corp's Executive Officers, Directors or Director nominees.

No director or nominee chosen by the Board of Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940, except as follows: Charles J. Toeniskoetter is the director of SJW Corp., an American Stock Exchange Company, and the director of Redwood Trust Inc., a New York Stock Exchange Company.

EXECUTIVE OFFICERS OF COMMERCE CORP

Set forth below is certain information with respect to the Executive Officers of Commerce Corp:

Name	Age	Position	Officer Since
Richard L. Conniff	57	President and Chief Operating Officer	1998
Kenneth A. Corsello	53	Executive Vice President and Chief Credit Officer	1995(1)
Philip L. Griffin	45	Executive Vice President and Chief Information Officer	2000
Lawrence D. McGovern	49	Executive Vice President and Chief Financial Officer	1998
Brad L. Smith	54	Chief Executive Officer	1999

Kenneth A. Corsello has served as an Executive Vice President since 1996, as Chief Credit Officer of Heritage Bank of Commerce since 1995, and as Chief Credit Officer of Heritage Commerce Corp since 1998. From 1994 to 1995 Mr. Corsello served as Senior Vice President/Credit Administrator with Cupertino National Bank, and from 1990 to 1994 as a Department Head with the Federal Deposit Insurance Corporation.

Lawrence D. McGovern has served as Executive Vice President and Chief Financial Officer of Heritage Commerce Corp since July 1998.

_______

(1) Includes service as an officer of Heritage Bank of Commerce prior to the organization of Commerce Corp as the holding company for the Bank in 1997.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date pertaining to beneficial ownership of Commerce Corp's common stock (the sole class of stock outstanding) by persons known to Commerce Corp to own five percent or more of Commerce Corp's common stock, current directors of Commerce Corp, nominees to be elected to the Board of Directors, and all directors and officers1 of Commerce Corp as a group. This information has been obtained from Commerce Corp's records, or from information furnished directly by the individual or entity to Commerce Corp.

For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals.

_______

1 As used throughout this Proxy Statement, the terms "Officer" and "Executive Officer" refer to the Chief Executive Officer; the President and Chief Operating Officer; the Executive Vice President and Chief Credit Officer; the Executive Vice President and Chief Financial Officer, and the Executive Vice President and Chief Information Officer.
Name of Beneficial Owner[1]	Class	Relationship With Commerce Corp	Shares Beneficially Owned[2,3]	Exercisable Options	Percent of Class[3]
Frank G. Bisceglia	III	Director	111,645 (4)	37,859	1.0%
James R. Blair	II	Director	63,016 (5)	17,850	0.5%
Richard L. Conniff	I	President, COO, & Director	89,282 (6)	70,762	0.8%
Kenneth A. Corsello	N/A	Executive Vice President & CCO	47,719 (7)	828	0.4%
William J. Del Biaggio, Jr.	II	Chairman and Business Development Officer	160,065 (8)	17,850	1.4%
Anneke Dury	III	Director	46,727 (9)	12,900	0.4%
Philip L. Griffin	N/A	Executive Vice President & CIO	11,657	11,657	0.1%
Roy E. Lave	II	Director	116,710 (10)	19,422	1.0%
Lawrence D. McGovern	N/A	Executive Vice President & CFO	55,871 (11)	54,221	0.5%
Louis ("Lon") O. Normandin	III	Director	143,146 (12)	12,900	1.2%
Jack L. Peckham	II	Director	141,159 (13)	17,850	1.2%
Humphrey P. Polanen	III	Director	38,140 (14)	15,909	0.3%
Kirk M. Rossmann	I	Director	80,518 (15)	32,142	0.7%
Brad L. Smith	I	CEO & Director	104,495 (16)	97,162	0.9%
Charles J. Toeniskoetter	I	Director	21,825 (17)	6,467	0.2%
All directors and executive officers (15 in number)			1,231,975	425,779	10.3%

  The address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.

  Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect all previous stock splits and stock dividends.

  Includes shares beneficially owned (including options exercisable within 60 days of the Record Date, as shown in the "Exercisable Options" column), both directly and indirectly together with associates.

  Includes 4,286 shares held as trustee of the Edith Lico Simoni Trust, 59,000 shares as one of two trustees of the Bisceglia Family Trust, and 10,500 shares held in a personal Individual Retirement Account.

  Includes 28,174 shares held in a personal Individual Retirement Account, 13,992 shares held as trustee for the Blair Family Trust, and 3,000 shares held in the Blair Family Investment's LLC.

  Includes 17,563 shares held in a personal individual retirement account and 957 shares held by his wife, Sandra Conniff, in a personal individual retirement account.

  Includes 810 shares held in a personal Individual Retirement Account.

  Includes 87,499 shares held in a personal Individual Retirement Account, 49,000 shares held as one of two trustees of the Del Biaggio Family Trust, and 5,716 shares held in the name of Helen N. Del Biaggio, his wife.

  Includes 6,068 shares held in a personal Individual Retirement Account and 27,759 shares held as trustee for the Dury Revocable Trust.

  Includes 74,197 shares held in the Roy E. Lave Profit Sharing Plan and 23,091 shares held in The Lave Revocable Trust.

  Includes 1,650 shares held in a personal Individual Retirement Account.

  Includes 130,246 shares as trustee of the Louis and Margaret Normandin Trust.

  Includes 123,309 shares as one of two trustees for the Peckham Revocable Trust.

  Includes 11,381 shares held in a personal Individual Retirement Account and 623 shares held by Azieb Nicodimos, his wife.

  Includes 28,584 shares held in a personal Individual Retirement Account and 5,500 shares as trustee for the Rossmann family trust.

  Includes 7,333 shares held in a personal Individual Retirement Account.

  Includes 150 shares held by Linda O. Toeniskoetter, Mr. Toeniskoetter's wife, 13,258 shares in the Toeniskoetter & Breeding, Inc. profit sharing plan, and 700 shares held in Bloods Creek Partners, of which he is a managing partner.

COMMITTEES OF THE BOARD OF DIRECTORS OF HERITAGE COMMERCE CORP AUDIT COMMITTEE

The members of the Audit Committee are Humphrey P. Polanen, Committee Chair, Louis ("Lon") O. Normandin, Jack L. Peckham, and Anneke Dury. All Audit Committee members would be deemed independent under Rule 4350(d)(2) of Nasdaq's listing standards.

Committee Functions

The principal duties of the Audit Committee are the following: (i) select Commerce Corp's firm of independent certified public accountants; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with Commerce Corp's financial management, internal audit management and independent certified public accountants to review matters relating to internal accounting controls, the internal audit program, accounting practices and procedures and other matters relating to the financial condition of Commerce Corp and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is attached as Exhibit D to this Proxy Statement. The Audit Committee met three times during 2003.

Audit Committee Financial Expert

The Board of Directors has determined that Ms. Anneke Dury has: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Ms. Dury holds an MBA in Finance from the University of California at Berkeley and since June of 1990 has been self employed as a financial consultant. From July 1984 to February 1986, Ms. Dury was Chief Financial Officer of QRONOS Technology, Inc. From 1972 to 1978, Ms. Dury was associated with Bank of America and worked on matters involving multicurrency, Eurocurrency and domestic credits and export financing. From March of 1980 to March of 1983, Ms. Dury was assistant treasurer at Apple Computer, Inc. responsible for cash management, bank relations, foreign exchange and insurance matters.

Therefore, the Board has determined that Ms. Anneke Dury meets the definition of "audit committee financial expert" under the rules of the SEC and is "financially sophisticated" under Nasdaq rules. The determination is based on Ms. Dury's 25 years of experience as a financial consultant to the finance and banking industry. The designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations or liability greater than those imposed on any other audit committee member or any other director and does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

Pre-Approval Policies

The Audit Committee pre-approves services provided by the independent public accountants on a case-by-case basis.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

The members of the Compensation and Benefits Committee are Louis O. "Lon" Normandin, Committee Chair, Anneke Dury, Humphrey P. Polanen, Kirk M. Rossmann and Charles J. Toeniskoetter. All Committee members are independent under the rules of Nasdaq.

The principal duties of the Corporate Governance and Nominating Committee are the development of corporate governance principles for Commerce Corp, the establishment of requirements and qualifications for Board membership, and the recommendation of candidates for election to Commerce Corp's Board of Directors. The Corporate Governance and Nominating Committee met six times during 2003.

COMPENSATION AND BENEFITS COMMITTEE

The members of the Compensation and Benefits Committee are Frank G. Bisceglia, Anneke Dury, Roy E. Lave, Committee Chair, Jack L. Peckham, Humphrey P. Polanen and Kirk Rossmann. Ms. Dury, Mr. Polanen and Mr. Rossmann became members on March 25, 2004. All committee members are independent under the rules of Nasdaq.

The principal duties of the Compensation and Benefits Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to executive officers of Commerce Corp and its subsidiary bank; (iii) the development of corporate- wide compensation and benefits policies; (iv) the development of Commerce Corp's personnel policies; (v) Commerce Corp's compliance with laws and regulations pertaining to personnel, compensation and employment matters; (vi) the development of employee training and internal communications programs; and (vii) in cooperation with Commerce Corp's Loan Committee, the development of social responsibility programs and policies, including, but not limited to, policies designed to ensure Commerce Corp's compliance with all state and federal laws and regulations pertaining to equal employment opportunity, equal credit opportunity and Commerce Corp's efforts to meet the credit needs of the communities in which Commerce Corp and its subsidiary do business. The Compensation and Benefits Committee met eight times during 2003.

LOAN COMMITTEE

The members of the Loan Committee are Frank G. Bisceglia, Committee Chair, James R. Blair, Richard L. Conniff, Kenneth A. Corsello, William J. Del Biaggio, Jr., Roy E. Lave, Louis O. ("Lon") Normandin, Brad L. Smith and Charles J. Toeniskoetter. The Loan Committee is responsible for the approval and supervision of loans and the development of Commerce Corp's loan policies and procedures. The Loan Committee met twenty-six times during 2003.

FINANCE AND INVESTMENT COMMITTEE

The members of the Finance and Investment Committee are Anneke Dury, Committee Chair, Frank G. Bisceglia, James R. Blair, Richard L. Conniff, William J. Del Biaggio, Jr. and Brad L. Smith.

The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity and asset-liability management, supervision of Commerce Corp's investments and preparation of Commerce Corp's annual budget. The Finance and Investment Committee met twelve times during 2003.

STRATEGIC ISSUES COMMITTEE

The members of the Strategic Issues Committee are Frank G. Bisceglia, Richard L. Conniff, William J. Del Biaggio, Jr., Anneke Dury, Roy E. Lave, Charles J. Toeniskoetter, Committee Chair, and Brad L. Smith.

The principal duties of the Strategic Issues Committee are to provide oversight and guidance to Senior Management regarding the strategic direction of Commerce Corp, including development of the overall Strategic Business Plan. The Strategic Issues Committee met four times during 2003.

DIRECTOR ATTENDANCE AT BOARD MEETINGS

During 2003, Commerce Corp's Board of Directors held eleven regular meetings and one special meeting. Except for James R. Blair, each director attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of board committees on which that director served.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires Commerce Corp's directors, executive officers and persons who own more than ten percent of a registered class of Commerce Corp's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Commerce Corp Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Commerce Corp with copies of all Section 16(a) forms they file.

To Commerce Corp's knowledge, based solely on review of the copies of such reports furnished to Commerce Corp and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 2003.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

There are no existing or proposed material transactions between Commerce Corp and any of Commerce Corp's directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

INDEBTEDNESS OF MANAGEMENT

Some of Commerce Corp's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, Commerce Corp's subsidiary Heritage Bank of Commerce (the "Bank") in the ordinary course of business, and the Bank expects to have such ordinary banking transactions with these persons in the future. In the opinion of management of Commerce Corp and the Bank, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors and officers must comply with the Bank's lending policies and statutory lending limits. In addition, prior approval of the Bank's Board of Directors is required for all such loans.

CHANGE IN CONTROL

Management is not aware of any arrangements, including the pledge by any person of shares of Commerce Corp, the operation of which may at a subsequent date result in a change in control of Commerce Corp.

EXECUTIVE COMPENSATION

The following information is furnished with respect to each executive officer of Commerce Corp whose aggregate cash and non-cash compensation during 2003 exceeded $100,000.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and principal position	Year	Salary (1)	Bonus (1)	Other Annual Compensation (2)	Restricted Stock Awards	Options / SARs#	LTIP Payouts	All Other Compensation (3)
Brad L. Smith	2003	$ 220,000	$ 50,500	$ 12,700	---	---	---	---
CEO	2002	$ 220,000	$ 51,000	$ 8,400	---	7,500	---	---
Heritage Commerce Corp	2001	$ 220,000	$ 68,800	$ 13,900	---	10,000	---	---

Richard L. Conniff	2003	$ 200,000	$ 45,000	$ 9,100	---	---	---	---
President and COO	2002	$ 200,000	$ 46,000	$ 9,100	---	7,500	---	---
Heritage Commerce Corp	2001	$ 200,000	$ 68,800	$ 9,100	---	10,000	---	---

Kenneth A. Corsello	2003	$ 145,500	$ 31,600	$ 7,100	---	---	---	---
Executive Vice President/	2002	$ 132,200	$ 39,700	$ 6,800	---	7,000	---	---
Chief Credit Officer	2001	$ 127,500	$ 38,438	$ 6,900	---	---	---	---

Philip L. Griffin	2003	$ 146,300	$ 30,700	$ 3,700	---	---	---	---
Executive Vice President/	2002	$ 138,333	$ 38,100	$ 600	---	5,000	---	---
Chief Information Officer	2001	$ 135,000	$ 12,000	$ ---	---	---	---	---

Lawrence D. McGovern	2003	$ 155,500	$ 35,200	$ 8,700	---	---	---	---
Executive Vice President/	2002	$ 152,500	$ 42,100	$ 8,200	---	9,000	---	---
Chief Financial Officer	2001	$ 148,700	$ 47,300	$ 8,300	---	---	---	---

  Amounts shown include cash and non-cash compensation earned and received by executive officers.

  Amounts include an automobile allowance pursuant to the terms of each executive officer's employment, payments for unused vacation and insurance benefits.

  Commerce Corp pays the cost of premiums on life insurance policies insuring all employees, including executive officers, for coverage of approximately two times their annual salaries. The policies are payable to the officer's designated beneficiary(ies). In addition, Commerce Corp provides certain incidental personal benefits to executive officers. The incremental cost to Commerce Corp of providing such benefits to each executive officer named above did not, for the fiscal year ended December 31, 2003, exceed ten percent of the compensation paid to such officer.

STOCK OPTION PLAN

In 1994 the Board of Directors adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan (the "1994 Plan") in order to promote the long-term success of the Bank and the creation of shareholder value. In 1998 the 1994 Plan was restated and adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The 1994 Plan authorizes Commerce Corp to grant stock options to officers, employees and directors of Commerce Corp and its affiliates. There were no options granted in 2003 to executive officers named in the Summary Compensation Table.

The 1994 Plan will expire on June 8, 2004. As a result, the Board of Directors has adopted the Heritage Commerce Corp 2004 Stock Option Plan, subject to shareholder approval of the 2004 Plan. See "Proposal 2 - Approval of Heritage Commerce Corp 2004 Stock Option Plan" beginning on page 27.

The following table delineates options exercised by the Executive Officers named in the Summary Compensation Table and the value of their unexercised options at December 31, 2003:

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

			Number of unexercised options at Year End	Value of unexercised in-the-money options at Year End
Name	Shares acquired on exercise (#)	Value realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
Smith	---	---	95,352/7,948	$ 69,300/$27,900
Conniff	---	---	68,952/7,948	$175,200/$28,000
Corsello	---	---	7,489/5,511	$ 23,200/$16,100
Griffin	---	---	10,105/4,895	$ 26,300/$13,200
McGovern	---	---	53,291/5,209	$154,600/$14,500

	EQUITY COMPENSATION PLAN INFORMATION
Plan category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	No. of securities remain-ing available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by securities holders	1,458,838	$8.82	164,295
Equity compensation plans not approved by security holders	N/A	N/A	N/A

401(k) Plan

The Board of Directors has established an employee benefit plan under Section 401(k) of the Internal Revenue Code of 1986. The purpose of the 401(k) plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code as amended. The Plan trustees administer the Plan. Commerce Corp matches the first $1,500 of each employee's contributions.

Employee Stock Ownership Plan

In 1997, Heritage Bank of Commerce initiated an employee stock ownership plan ("Stock Ownership Plan"). The Stock Ownership Plan was subsequently adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Stock Ownership Plan allows Commerce Corp, at its option, to purchase shares of Commerce Corp Common Stock on the open market and award those shares to certain employees. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by Commerce Corp on December 31. Awards under the Stock Ownership Plan generally vest over four years. During 2003, Commerce Corp contributed $397,000 to the Stock Ownership Plan, with contributions to Brad L. Smith, Richard L. Conniff, Kenneth A. Corsello, Philip L. Griffin and Lawrence D. McGovern totaling $5,500, $5,000, $3,700, $3,700 and $3,900, respectively. These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

Employment Contracts

Brad L. Smith, Chief Executive Officer of Commerce Corp, is employed under the terms of a written three-year employment contract dated August 20, 2001 which provides for the following as of December 31, 2003: base salary of $220,000 per year; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Smith's employment without cause.

Richard L. Conniff, Commerce Corp President and Chief Operating Officer, is employed under the terms of a written three-year employment contract dated August 20, 2001 which provides for the following as of December 31, 2003: base salary of $200,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Conniff's employment without cause.

Kenneth A. Corsello, Commerce Corp's Executive Vice President and Chief Credit Officer, is employed under the terms of a written three-year employment contract dated May 11, 2001 which provides for the following as of December 31, 2003: base salary of $148,000 per year; bonuses paid based upon the performance of Commerce Corp awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Corsello's employment without cause.

Philip L. Griffin, Commerce Corp's Executive Vice President and Chief Information Officer, is employed under the terms of a written employment offer letter dated September 11, 2000 which provides for the following as of December 31, 2003: base salary of $147,000 per year; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. Griffin's employment without cause.

Lawrence D. McGovern, Commerce Corp's Executive Vice President and Chief Financial Officer, is employed under the terms of a written three-year employment contract dated July 16, 1998 which is renewable annually and provides for the following as of December 31, 2003: base salary of $156,000 per year; bonuses paid based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation benefits in the event Commerce Corp terminates Mr. McGovern's employment without cause.

Supplementary Retirement Plan for Directors, Including Executive Officers

Commerce Corp has a supplemental retirement plan (the "Plan") covering key executives and directors. The Plan is a nonqualified defined benefit plan and is unsecured and unfunded and there are no Plan assets. Commerce Corp has purchased insurance on the lives of the directors and executive officers who participate in the Plan and intends to use the cash values of those policies ($25,273,000 and $23,898,000 at December 31, 2003 and 2002, respectively) to pay the retirement obligations that accrue pursuant to the plan. Commerce Corp's total accrued pension obligation was $4,129,000 and $3,475,000 as of December 31, 2003 and 2002, respectively. The formula by which benefits are determined for the executive officers and directors who participate in the Plan is based on a combination of the individual's position within Commerce Corp, their age at the time when their retirement benefits become fully vested, and the amount of their benefits available under a previous non-qualified defined contribution plan. The estimated annual benefits payable upon retirement at normal retirement age for Richard L. Conniff, Kenneth A. Corsello, Philip L. Griffin, Lawrence D. McGovern, and Brad L. Smith are $100,000, $48,000, $70,000, $68,000, and $125,000, respectively. The death benefit for participants in the Plan is an endorsement to the individual's beneficiaries of 80% of the net-at-risk insurance amount (i.e., the amount of the death benefit in excess of cash value of the underlying insurance policy).

Director Fees and Director Fee Deferral Plan

During 2003, Commerce Corp paid retainers and fees to non-employee directors. In January 2003, the Board changed its compensation to non-employee directors to bring it more in line with that of comparable banking institutions. Beginning in January 2003, non-employee directors were paid a monthly retainer of $2,000 and $500 for each Board committee meeting attended. Total fees paid to non-employee directors in 2003 were $398,000.

An option of the director compensation program is the deferral of fees ("Deferral Plan"). Under the Deferral Plan, a participating director may defer up to 100% of his or her board fees into the Deferral Plan for up to ten years from the date of the first deferral. Amounts deferred earn interest at the rate of 8% per annum. The director may elect a distribution schedule of up to ten years, with interest accruing (at the same 8%) on the declining balance. A participating director is eligible to begin receiving benefits upon retirement.

Commerce Corp has purchased life insurance policies on the lives of directors who participate in the Deferral Plan. It is expected that the earnings on these policies will offset the cost of the program. In addition, Commerce Corp will receive death benefit payments upon the death of the director. The proceeds will permit Commerce Corp to "complete" the Deferral Plan as the director originally intended if the director dies prior to the completion of the Deferral Plan. The disbursement of deferred fees is accelerated at death and commences one month after the director dies.

In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's deferral account.

To date, two of the directors are currently deferring their fees. For the years 2001, 2002 and 2003, Commerce Corp accrued expenses of $73,000, $54,000 and $75,000, respectively, to account for its obligation to pay deferred fees.

Compensation Committee Report

The Compensation and Benefits Committee, in accordance with applicable requirements, has provided the following report to the Board of Directors of Commerce Corp.

Report on Senior Executive Compensation
By the Compensation and Benefits Committee of the Board of Directors

The Report of the Compensation and Benefits Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Commerce Corp specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

Commerce Corp's general compensation strategy for senior executive officers is to pay annual and long term compensation which is competitive with executives in similar positions at peer group companies, taking into appropriate account Commerce Corp's overall financial condition and its performance relative to companies in similar circumstances. In determining compensation levels, Commerce Corp obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates and independent compensation consultants. Additionally, Commerce Corp ties incentive compensation levels to financial performance goals of Commerce Corp.

The compensation policy of Commerce Corp is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, stock options and a supplemental executive retirement plan.

Commerce Corp's senior executive compensation, including that of the Chief Executive Officer, is determined by the Compensation and Benefits Committee of the Board of Directors and by the Board itself, at the recommendation of the Compensation and Benefits Committee. The Committee meets a minimum of four times per year. Salaries and other compensation are reviewed annually. Any significant increases or other changes to compensation or benefits are approved by the Board of Directors, at the recommendation of the Compensation and Benefits Committee. Incentive bonus awards are determined by the Committee in January or February and recommended to the full Board for immediate action. Compensation for a newly hired executive may be established by the Committee at a special meeting.

In its discretion, Commerce Corp pays annual incentive bonuses to its senior executives after receiving a recommendation to do so by the Compensation and Benefits Committee of the Board. The decision to pay, and the amount of payment, is based upon an assessment of the institution's performance in the context of certain pre-determined performance standards and with reference to the executive's base wages, as well as to peer group patterns.

Heritage Commerce Corp Directors Compensation and Benefits Committee

Frank G. Bisceglia Roy E. Lave Jack L. Peckham

February 2, 2004

Compensation and Benefits Committee Interlocks and Insider Participation

During 2003 Richard L. Conniff, Commerce Corp's President and Chief Operating Officer, William J. Del Biaggio, Jr., Commerce Corp's Business Development Officer, and Brad L. Smith, Commerce Corp's Chief Executive Officer, served on the Board's Compensation and Benefits Committee. Mr. Del Biaggio resigned from the Committee effective November 20, 2003, and Mr. Conniff and Mr. Smith resigned from the Committee effective February 2, 2004. The Compensation and Benefits Committee is responsible for recommending changes in executive officer salaries and other forms of compensation to Commerce Corp's Board of Directors. Mr. Conniff, Mr. Del Biaggio and Mr. Smith did not participate as voting members of the Compensation and Benefits Committee or the Board of Directors with respect to matters related to their own compensation.

PERFORMANCE GRAPH

The following graph compares the stock performance of Commerce Corp from December 31, 1998 to December 31, 2003, to the performance of several specific industry indices. The performance of the S&P 500 index, Nasdaq Stock Index and Nasdaq Bank Stocks were used as comparisons to Commerce Corp's stock performance. Management believes that a performance comparison to these indices provides meaningful information and has therefore included those comparisons in the following graph.

		Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Heritage Commerce Corp.	100.00	114.29	72.68	61.29	67.89	96.64
S&P 500*	100.00	121.11	110.34	97.32	75.75	97.51
Nasdaq - Total US	100.00	185.95	113.19	89.65	61.67	92.90
Nasdaq Bank Index*	100.00	96.15	109.84	118.92	121.74	156.62
*Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004.
Used with permission. All rights reserved. crsp.com.
Source : SNL Financial LC, Charlottesville, VA		© 2004			(434) 977-1600

SIGNIFICANT LITIGATION

Commerce Corp is not involved in any litigation other than routine litigation in the ordinary course of Commerce Corp's business.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE PROXY HOLDERS INTEND TO VOTE ALL PROXIES THEY HOLD IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE FOUR NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE ANNUAL SHAREHOLDERS MEETING OF 2007 AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND QUALIFIED: FRANK G. BISCEGLIA, ANNEKE DURY, LOUIS ("LON") O. NORMANDIN, AND HUMPHREY P. POLANEN. IF NO INSTRUCTION IS GIVEN, THE PROXY HOLDERS INTEND TO VOTE FOR EACH NOMINEE LISTED.

PROPOSAL 2

APPROVAL OF HERITAGE COMMERCE CORP
2004 STOCK OPTION PLAN

In 1994 the Board of Directors of Heritage Bank of Commerce adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan ("1994 Plan"). In 1998, following the organization of Commerce Corp as the holding company for Heritage Bank of Commerce, the 1994 Plan was restated and adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The 1994 Plan will expire on June 8, 2004. It is anticipated that when the 1994 Plan expires on June 8, 2004 approximately 1,439,000 of unexercised stock options, including options available for future grants, issued pursuant to the 1994 Plan, equal to approximately 12.5 percent of the total number of shares of Commerce Corp common stock currently outstanding, will remain outstanding. A total of approximately 165,000 shares remain available for grants of options under the 1994 Plan. See "Equity Compensation Plan Information" on page 20 for further information.

To replace the 1994 Plan, the Board of Directors of Commerce Corp has adopted the Heritage Commerce Corp 2004 Stock Option Plan ("2004 Plan"), subject to shareholder approval of the 2004 Plan. The purpose of the 2004 Plan is to promote the long-term success of Commerce Corp and the creation of shareholder value. The Board of Directors believes that the availability of stock options will be a key factor in the ability of Commerce Corp to attract and retain qualified individuals to serve as directors, officers and employees. A copy of the 2004 Plan is attached as Exhibit C to this Proxy Statement. The following discussion is qualified in its entirety by reference to the text of the 2004 Plan.

The 2004 Plan authorizes Commerce Corp to grant options that qualify as incentive stock options ("ISO") under the Internal Revenue Code of 1986 and nonqualified stock options ("NSOs") to officers and employees of Commerce Corp and its affiliated companies. Nonemployee directors and consultants are only eligible to receive NSOs.

The 2004 Plan sets aside 300,000 authorized, but unissued, shares of Commerce Corp's Common Stock ("Shares") for grant at an amount per share equal to not less than the fair market value of Commerce Corp's Common Stock on the date each option is granted. As of March 31, 2004, the closing sales price of Commerce Corp's Common Stock was $12.97 per share. If an ISO is granted to an officer or employee of Commerce Corp who, at the time of the grant, owns more than 10 percent of Commerce Corp's Common Stock, the exercise price of the options must be not less than 110 percent of the fair market value of Commerce Corp's Common Stock at the time the option is granted. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options will be treated as NSOs. The 300,000 authorized under the 2004 Plan are equal to approximately 2.6 percent of the total number of shares of Commerce Corp common stock currently outstanding.

Upon receipt of cash (or, with the consent of the Board of Directors, common stock already owned by the optionee) which equals the total consideration for the exercise of a stock option, share certificates will be issued to the exercising optionee. Upon approval by the Board of Directors options may also be exercised through a broker-dealer selected by the optionee in a "cashless exercise" procedure. Options will expire as specified in the 2004 Plan, or on such date as the Board of Directors may determine at the time Commerce Corp grants the option; provided, however, an option may not have a term in excess of ten years. All options granted pursuant to the 2004 Plan become exercisable in full (i) for a period of 12 months in the event of the termination of the employee's or nonemployee director's service because of death or permanent disability, or (ii) for a period of at least 30 days in the event of a change in control with respect to Commerce Corp.

The Board of Directors may amend, suspend or terminate the 2004 Plan at any time and for any reason, except that an amendment of the 2004 Plan is subject to shareholder approval to the extent required by law, regulation or rule. The Board of Directors may not amend the 2004 Plan to increase the number of shares available for grants of options without shareholder approval.

Unless the Board of Directors terminates the 2004 Plan earlier, the 2004 Plan will terminate on February 5, 2014. Commerce Corp may not grant any options under the 2004 Plan after the termination date, but termination will not affect any option previously granted by Commerce Corp.

The 2004 Plan will be administered by the Board of Directors. The Board will have the authority to construe and interpret the 2004 Plan; define the terms used therein; prescribe, amend and rescind rules and regulations related to administration of the 2004 Plan; select from the eligible class of individuals the persons to whom and the times at which options should be granted, the terms of stock option agreements and the number of shares subject to each option; and make all other determinations necessary or advisable for administration of the 2004 Plan. Also, the Board may adopt such rules or guidelines as it deems appropriate to implement the 2004 Plan. The determinations of the Board of Directors under the 2004 Plan will be final and binding on all persons.

Neither the optionee nor Commerce Corp will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and Commerce Corp will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Commerce Corp's Common Stock on the date of exercise; Commerce Corp will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 2004 Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. Commerce Corp will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied. No options have been granted subject to shareholder approval of the 2004 Plan.

On March 31, 2004, the Financial Accounting Standards Board released a formal proposal, entitled Share-Based Payment, an Amendment of FASB Statements No. 123 and 95, to revise generally accepted accounting principles by requiring that a company record an expense for accounting purposes equal to the value at the time of grant of each option that it grants. The comment period for the exposure draft ends June 30, 2004. At present the grant of an option has no effect on a company's net income or loss under GAAP, although in-the-money options are considered outstanding in the calculation of diluted earnings per share and the expense relating to certain options must be disclosed in the footnotes to the financial statements. Factors to be taken into account under the proposal when determining the value of an option when it is granted are: the exercise price of the option; the expected term of the option; the current price of the underlying share; the expected volatility of the price of the underlying share; the expected dividends on the underlying share; and the risk- free interest rate(s) for the expected term of the option. At present Commerce Corp is unable to determine with any certainty the effect this proposal, if adopted, would have on the reported earnings of Commerce Corp or whether adoption of the proposal might cause Commerce Corp to grant fewer options in the future than it would have granted if the proposal is not adopted.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The proxy holders intend to vote all proxies they hold in favor of adopting the Heritage Commerce Corp 2004 Stock Option Plan, unless proxies are marked to indicate a contrary voting instruction. You are urged to vote for Proposal 2: To approve the Heritage Commerce Corp 2004 Stock Option Plan.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

At the 2004 Annual Meeting of Shareholders, the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

RESOLVED, that the selection of Deloitte & Touche LLP as the independent certified public accountants of Heritage Commerce Corp for the fiscal year ending December 31, 2004 is hereby ratified.

If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Audit Committee. Even if the selection is ratified, the Audit Committee reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Audit Committee decides that such a change would be in the best interests of the Corporation and its shareholders.

The services provided by Deloitte & Touche LLP include the examination and reporting of the financial status of Commerce Corp. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

A representative of Deloitte & Touche LLP is expected to attend the 2004 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to appropriate shareholder inquiries.

Audit Committee Report

In accordance with its written charter adopted by Heritage Commerce Corp's Board of Directors (Board), the Heritage Commerce Corp Audit Committee (Committee) assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of Commerce Corp. During fiscal 2003 the Committee met three times, and the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the CFO, controller and independent auditors prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and Commerce Corp that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of Commerce Corp's internal controls and the internal audit functions, organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed the results of the internal audit examinations.

The Committee reviewed the audited financial statements of Commerce Corp as of and for fiscal year ended December 31, 2003 with management and the independent auditors. Management has the responsibility for the preparation of Commerce Corp's financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussion with management and the independent auditors, the Committee recommended to the Board that Commerce Corp's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of the independent auditors and the Board concurred in such recommendation.

Anneke Dury
Humphrey P. Polanen, Chairman
Louis O. "Lon" Normandin
Jack L. Peckham

January 15, 2004

Principal Accounting Firm Fees

The following table summarizes the aggregate fees billed to Heritage Commerce Corp by the independent auditor:

Category of Services	Fiscal Year 2002	Fiscal Year 2003
Audit Fees (1)	$231,000	$266,000
Audit-Related Fees (2)	38,000	36,000
Tax Fees (3)	114,000	63,000
All Other Fees (4)	0	10,000
Total accounting fees	383,000	$375,000

(1) Fees for audit services for 2003 and 2002 consisted of the audit of Commerce Corp's annual financial statements, review of financial statements included in Commerce Corp's Quarterly Reports on Form 10-Q, and consents and other services related to Securities and Exchange Commission ("SEC") matters.

(2) Fees for audit related services for 2003 and 2002 consisted of financial accounting and reporting consultations and audits of Commerce Corp's employee benefit plans.

(3) Fees for tax services for 2003 and 2002 consisted of tax compliance and tax planning and advice.

  Fees for tax compliance services totaled $53,000 and $73,000 in 2003 and 2002, respectively. Tax compliance are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted primarily of federal and state income tax return assistance and assistance with tax credits.
  Fees for tax planning and advice services totaled $10,000 and $41,000 in 2003 and 2002, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of planning related to bank owned life insurance, certain tax credits and deferred compensation planning.

(4) Fees for all other services for 2003 consisted of permitted non-audit services related to corporate governance matters. No services in this category were rendered during 2002.

The ratio of tax planning and advice fees and all other fees to audit fees, audit related fees and tax compliance fees was 5.6% and 12.0% for 2003 and 2002, respectively.

In considering the nature of the services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U.S. Securities and Exchange Commission (the "SEC") to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Approval Policy

The services performed by the independent auditor in 2003 were approved in accordance with the approval policy and procedures adopted by the Audit Committee. This policy describes the permitted audit, audit-related, tax, and other services (collectively, the "Disclosure Categories") that the independent auditor may perform. The policy requires a description of the services expected to be performed by the independent auditor in each of the Disclosure Categories be presented to the Audit Committee for approval.

Services provided by the independent auditor were approved following the policies and procedures of the Audit Committee.

Any requests for audit, audit-related, tax, and other services not previously approved must be submitted to the Audit Committee for specific approval and cannot commence until such approval has been granted. Normally, approval is provided at regularly scheduled meetings. However, the authority to grant specific approval between meetings, as necessary, has been delegated to the Chairman of the Audit Committee. The Chairman must update the Audit Committee at the next regularly scheduled meeting of any services that were granted specific approval.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE PROXY HOLDERS INTEND TO VOTE ALL PROXIES THEY HOLD IN FAVOR OF APPROVING THE RATIFICATION OF DELOITTE & TOUCHE LLP AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004 (UNLESS THE SHAREHOLDERS DIRECT OTHERWISE). YOU ARE URGED TO VOTE FOR PROPOSAL 3: TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP TO SERVE AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

Other Business

If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

Shareholder Proposals

Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 2005 Annual Meeting of Shareholders, and to be included in Commerce Corp's Proxy Statement for that meeting, must be received by Commerce Corp no later than December 9, 2004 in a form that complies with applicable regulations. Shareholder proposals are subject to regulation under Federal securities laws.

A copy of Commerce Corp's annual report on Form 10-K (excluding exhibits) is being sent to shareholders along with this Proxy Statement. To obtain an additional copy without charge, please contact Rebecca Levey at (408) 947-6900.

HERITAGE COMMERCE CORP

Rebecca A. Levey
Corporate Secretary

San Jose, California
April 7, 2004

REVOCABLE PROXY - HERITAGE COMMERCE CORP

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Heritage Commerce Corp ("Commerce Corp") hereby nominates, constitutes and appoints Brad L. Smith and Richard L. Conniff, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 27, 2004 at 9:30 a.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

1. To elect the following nominees to serve three year terms as Class III directors of Commerce Corp:

[    ] FOR all nominees listed (except as marked to the contrary below).

[    ] WITHHOLD AUTHORITY to vote for all nominees listed below.

[    ] EXCEPTIONS.

Director Nominee: Frank G. Bisceglia, Anneke Dury, Louis "Lon" O. Normandin, Humphrey P. Polanen

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name on the space below.)

EXCEPTIONS: ____________________________________________________________

2. To approve the Heritage Commerce Corp 2004 Stock Option Plan for grants of stock options to officers, employees and directors of Commerce Corp.

[    ] FOR

[    ] AGAINST

[    ] ABSTAIN.

3. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 2004.

[    ] FOR ratification of Deloitte & Touche LLP as Commerce Corp's auditors.

[    ] AGAINST ratification of Deloitte & Touche LLP as Commerce Corp's auditors.

[    ] ABSTAIN.

4. To consider and transact such other business as may properly be brought before the meeting.

[    ] FOR

[    ] AGAINST

[    ] ABSTAIN.

This Proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the Proxy Holders will vote "FOR" each of the foregoing proposals.

If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

I / we do [    ] do not [    ] expect to attend the meeting.

__________________________________
NUMBER OF SHARES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

Dated: ________________________________, 2004.

________________________________

SIGNATURE OF SHAREHOLDER (S)

________________________________

(PRINT NAME)

________________________________

SIGNATURE OF SHAREHOLDER (S)

________________________________

(PRINT NAME)

EXHIBIT A

CHARTER FOR
THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF HERITAGE COMMERCE CORP

ESTABLISHMENT OF COMMITTEE

The Corporate Governance and Nominating Committee ("Committee") shall be established by the Board of Directors of Heritage Commerce Corp ("Company") and shall exist as a Committee under the Company's Bylaws and shall conduct its affairs in accordance with this Charter. This Charter shall be annually (or more frequently if recommended by the Committee) reviewed by the Company's Board of Directors. The Committee shall be comprised solely of Independent Directors, that is, directors independent as defined by law or rule of the Securities Exchange Commission and the Nasdaq National Market. Additionally, an Independent Director shall not be an employee of the Company and shall be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as a Board or Committee member. The Committee shall consist of no fewer than three directors, each of whom shall be subject to annual reconfirmation and may be removed by the Board at any time.

PURPOSE:

The Committee shall consider and develop governance standards for the Company and shall establish the requirements and qualifications for members of the Board. The Committee, in consultation with the Chief Executive Officer and the Chairman, shall recommend candidates for nomination and election to the Company's Board of Directors.

RESPONSIBILITIES AND OBJECTIVES:

In carrying out the purpose set forth herein, the Committee shall:

  Identify and review candidates for the Board of Directors and, in consultation with the CEO and Chairman, recommend to the full Board candidates for nomination and election to the Board or for appointment by the Board to fill a vacancy;
  Consider and evaluate director nominees proposed by shareholders;
  Evaluate Board performance and from time to time review the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as business experience, diversity and personal skills in finance, real estate capital markets, government regulation, financial reporting and other areas that are expected to contribute to an effective Board
  Consider the impact of a material change in qualifications of a director arising from the retirement or a change in the principal occupation, position or responsibility of a director as such a change relates to continued service on the Board of Directors;
  Evaluate the effectiveness of the Board's committee structure and recommend to the full Board changes to committee structure or committee charters that the Committee perceive to be necessary;
  Recommend for Board approval, appointments of committee members and committee chairpersons;
  Recommend for Board approval a director to serve as Chairman of the Board and one or more directors to serve as Vice Chairman;
  Review and assess compliance with the Policies Applicable To Members Of The Board of Directors and recommend changes to such Policies from time to time;
  Conduct annual evaluations of the effectiveness of the individual directors and the Board of Directors as a whole and, through the nomination process, augment areas of weakness and not re-nominate directors who have failed to demonstrate effective service;
  Establish a director orientation and continuing education program;
  Propose a statement of corporate governance standards for adoption by the Board and periodically review and recommend modifications to the policies as appropriate;
  Have full access to the Company's executives as necessary to carry out this responsibility;
  Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate;
  Review the Committee Charter from time to time for adequacy and recommend any changes to the Board; and
  Report to the Board on the major items covered at each Committee meeting.

GOVERNANCE AND NOMINATING COMMITTEE MEETINGS:

The Governance and Nominating Committee will meet periodically as necessary to act upon any matter within its jurisdiction. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings. A majority of the members of the Committee shall be empowered to act on behalf of the Committee. Minutes shall be kept of each meeting of the Committee.

EXHIBIT B

Heritage Commerce Corp and its subsidiary bank,
Heritage Bank of Commerce

EXECUTIVE AND PRINCIPAL FINANCIAL OFFICERS
CODE OF ETHICS
as adopted by the Boards of Directors of
Heritage Commerce Corp and Heritage Bank of Commerce
on March 31, 2004

Introduction

The SEC has adopted Item 406 of Regulation S-K, implementing Section 406(a) of the Sarbanes Oxley Act of 2002. These provisions require companies subject to SEC reporting requirements to disclose whether or not they have adopted a code of ethics to be applied to Commerce Corp's principal executive officers, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Principal Financial Officers"). This Code of Ethics is adopted in response to these provisions.

I. GENERAL POLICY STATEMENT

It is the policy of Commerce Corp that Commerce Corp's Principal Financial Officers conduct business in accordance with the highest ethical standards in order to merit and maintain the complete confidence and trust of its customers, shareholders, regulators and the public in general. Principal Financial Officers must conduct their personal affairs and manage their business transactions in a manner which does not result in adverse comments or criticism from the public or in any way that damages Commerce Corp's reputation as a responsible financial services organization.

This Code of Ethics for Principal Financial Officers is intended to supplement the requirements in the Heritage Commerce Corp's Professional Code of Ethics that is applicable to all officers and employees of Commerce Corp.

II. CODE OF ETHICS

A. Honest and Ethical Conduct. It is the policy of Commerce Corp for all Principal Financial Officers to act in an honest and ethical manner, including the handling of actual or apparent conflict of interest between personal and professional relationships. Commerce Corp expects its Principal Financial Officers to use good judgment and high ethical standards and to refrain from any form of illegal, dishonest or unethical conduct. Additionally, Principal Financial Officers may not personally, or cause anyone else to, influence, coerce, manipulate or mislead any accountant engaged in preparing an audit for Commerce Corp or its subsidiary Bank. You may not compete with Commerce Corp and may never let business dealings on behalf of Commerce Corp be influenced - or even appear to be influenced - by personal or family interests.

B. Full, Fair, Accurate, Timely and Understandable Disclosure. It is the policy of Commerce Corp that Principal Financial Officers provides shareholders and financial markets with full, fair, accurate, timely and understandable disclosure in reports and documents that Commerce Corp files with, or submits to the Securities Exchange Commission and other public communications. Commerce Corp realizes that only through such disclosure can shareholders truly analyze the credibility of Commerce Corp and its subsidiary Bank.

C. Compliance with Applicable Governmental Laws, Rules and Regulations. Principal Financial Officers must fully comply with the spirit and intent of all applicable laws, regulations and corporate governance standards of all markets on which or through which Commerce Corp's securities may be traded.

D. Internal Reporting of Code Violations. Commerce Corp and its subsidiary Bank are committed to establishing procedures that will permit the receipt, retention and treatment of complaints received by Commerce Corp regarding violations of this Code. The Principal Financial Officers will proactively promote both ethical behavior and compliance with this Code of Ethics. Principal Financial Officers should report violations of laws, rules, regulations or this Code to the Audit Committee. Commerce Corp and its subsidiary Bank will not permit retaliation against any employee for reports of breaches of this Code made in good faith. An anonymous complaint can be made by email to Audit.Chairman@herbank.com or in writing to Mr. Humphrey Polanen, Chairman of the Audit Committee, Heritage Commerce Corp, 150 Almaden Blvd., San Jose, California 95113.

E Accountability: It is the responsibility of each Principal Financial Officer to be familiar with this Code and the Professional Code of Ethics. Principal Financial Officers who violate the provisions of this Code may be subject to discipline, including, but not limited to, dismissal from employment.

III. DISCLOSURES

A. Disclosure of Code of Ethics. Under SEC rules, Commerce Corp is required to make a copy of its Code of Ethics publicly available. Commerce Corp will accomplish this by filing its Code as an exhibit to its 10-K, 10-Q or 8-K.

B Waivers: The full Audit Committee has to authorize any waivers via prior written consent, for subsequent acceptance by the Board of Directors. Any waiver must be promptly disclosed to shareholders via a Form 8-K, or in 10-K statement.

EXHIBIT C

HERITAGE COMMERCE CORP
2004 STOCK OPTION PLAN

The purpose of the Heritage Commerce Corp 2004 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Employees and Consultants of Commerce Corp, and to promote the success of Commerce Corp's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. The Options offered pursuant to the Plan are a matter of separate inducement and are not in lieu of salary or other compensation.

As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

(b) "Board" means the Board of Directors of Commerce Corp.

(c) "Code" means the Internal Revenue Code of 1986, as amended.

(d) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(e) "Common Stock" means the common stock, no par value, of Commerce Corp.

(f) "Company" means Heritage Commerce Corp, a California corporation.

(g) "Consultant" means any person who is engaged by Commerce Corp to render consulting or advisory services and is compensated for such services.

(h) "Continuous Status as a Director, Employee or Consultant" means that the director, employment or consulting relationship with Commerce Corp is not interrupted or terminated. Continuous Status as a Director, Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by Commerce Corp or (ii) transfers between locations of Commerce Corp or transfers to any subsidiary of Commerce Corp, or between a subsidiary and Commerce Corp or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of Commerce Corp. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of Commerce Corp. If reemployment upon expiration of a leave of absence approved by Commerce Corp is not so guaranteed, on the day which is three months after the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(i) "Director" means a member of the Board of Directors of Commerce Corp.

(j) "Employee" means any person, including an Officer or Director, employed by Commerce Corp. The payment of a director's fee by Commerce Corp shall not be sufficient to constitute "employment."

(k) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(l) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n) "Nonstatutory Stock Option" means an option not intended to qualify as an Incentive Stock Option.

(o) "Notice of Grant" means the notice of stock option grant to be given to each of the Optionees.

(p) "Officer" means a person who is an officer of Commerce Corp within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q) "Option" means a stock option granted pursuant to the Plan.

(r) "Optionee" means a Director, Employee or Consultant who receives an Option.

(s) "Plan" means the Heritage Commerce Corp 2004 Stock Option Plan.

(t) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(u) "Section 16(b)" means Section 16(b) of the Exchange Act.

(v) "Share" means each of the shares of Common Stock subject to an Option, as adjusted in accordance with Section 11 below.

Subject to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock that may be issued under this Plan is 300,000 unless amended by the Board or the shareholders of Commerce Corp.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to Section 4(c)(vi) or otherwise, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

(a) Administration by Board or Committee of Board. The Plan shall be administered as follows:

(i) Multiple Administrative Bodies. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

(ii) Administration With Respect to Directors and Officers. With respect to grants of Options to Directors or Employees who are also Officers or Directors, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

(iii) Administration With Respect to Other Employees and Consultants. With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of United States securities laws, of California corporate and securities laws, of the Code, and of any applicable stock exchange (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(iv) Compliance with Section 162(m). If, at any time, awards made under the Plan shall be subject to Section 162(m) of the Code, the Plan shall be administered by a committee comprised solely of "outside directors" (within the meaning of Treas. Reg.  1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(b) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

(i) to determine the Fair Market Value of the Common Stock in accordance with Section 2(l) of the Plan;

(ii) to select the Directors, Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii) to determine whether and to what extent Options are granted hereunder;

(iv) to determine the number of Shares to be covered by each such award granted hereunder;

(v) to approve forms of agreement for use under the Plan;

(vi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

(a) Nonstatutory Stock Options may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. A Director, Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of Commerce Corp) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with Commerce Corp, nor shall it interfere in any way with his or her right or Commerce Corp's right to terminate his or her employment or consulting relationship at any time, with or without cause.

The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of Commerce Corp, as described in Section 17 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 13 of the Plan.

The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of Commerce Corp, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

(a) The per share exercise price for the Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i) In the case of an Incentive Stock Option

(A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent of the voting power of all classes of stock of Commerce Corp, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the date of grant.

(B) granted to any other Employee, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check or (iii)  any combination of those methods of payment. In addition, if there is a public market for the Shares, the Administrator may allow the Optionee to elect to pay the exercise price through either of the following procedures:

(i) A special sale and remittance procedure under which the Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to Commerce Corp, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by Commerce Corp by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to Commerce Corp to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit Commerce Corp. Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option. Notwithstanding the above, Commerce Corp shall not be required to permit the Optionee to utilize the sale and remittance procedure described above if Commerce Corp's legal counsel advises Commerce Corp that the procedure may violate any applicable law, regulation or regulatory guidance.

(ii) The surrender to Commerce Corp of shares of Commerce Corp's common stock which have already been owned by the Optionee for more than six months. The shares of Commerce Corp's common stock which are surrendered to Commerce Corp as payment for Shares issued upon the exercise of an Option shall be valued at their Fair Market Value on the date of exercise of the Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as permissible under the terms of the Plan, but in no case at a rate of less than 20 percent per year over five years from the date the Option is granted. The right to exercise an Option may be conditioned on specific performance criteria with respect to Commerce Corp and/or the Optionee. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to Commerce Corp in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by Commerce Corp. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of Commerce Corp or of a duly authorized transfer agent of Commerce Corp) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. Commerce Corp shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Directorship, Employment or Consulting Relationship. Except as otherwise provided in subsections (c) and (d) below, in the event of termination of an Optionee's Continuous Status as a Director, Employee or Consultant (but not in the event of an Optionee's change of status from Employee to Director or Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Director or Consultant to Employee), such Optionee may, but only within three months after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that the Administrator may extend the period during which a Nonstatutory Stock Option may be exercised following such termination on a case-by-case basis, as the Administrator deems appropriate in the Administrator's discretion. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. In the event of termination of an Optionee's Continuous Status as a Director, Employee or Consultant as a result of his or her disability, the Optionee may, but only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee's Continuous Status as a Director, Employee or Consultant as a result of his or her "permanent disability" as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. If such disability is not a "permanent disability," in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. In the event of the death of an Optionee, the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e) Rule 16b-3. Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that any Nonstatutory Stock Option may be transferred by the optionee to any member of the Optionee's immediate family, to a partnership the members of which (other than the Optionee) are all members of the Optionee's immediate family, or to a family trust the beneficiaries of which (other than the Optionee) are all members of the Optionee's immediate family.

(a) Changes in Capitalization. Subject to any required action by the shareholders of Commerce Corp, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price for each share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Commerce Corp of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option.

(b) Terminating Events. A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of Commerce Corp; (ii) a reorganization, merger or consolidation of Commerce Corp with one or more corporations, as the result of which (A) Commerce Corp is not the surviving corporation or (B) Commerce Corp becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50 percent of the aggregate voting power of all outstanding equity securities of Commerce Corp); (iii) a sale of substantially all the assets of Commerce Corp to another corporation; or (iv) a sale of the equity securities of Commerce Corp representing more than 50 percent of the aggregate voting power of all outstanding equity securities of Commerce Corp to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) Commerce Corp shall deliver to each optionee, no less than thirty days prior to the Terminating Event, written notification of the Terminating Event and the optionee's right to exercise all options granted pursuant to this Plan, whether or not vested under this Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all then outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

(c) Compliance with Incentive Stock Option Provisions. Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 11 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Director, Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), Commerce Corp shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and Commerce Corp.

Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for Commerce Corp with respect to such compliance. As a condition to the exercise of an Option, Commerce Corp may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Commerce Corp, such a representation is required by any of the aforementioned relevant provisions of law.

During the term of this Plan, Commerce Corp shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of Commerce Corp to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve Commerce Corp of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

Continuance of the Plan shall be subject to approval by the shareholders of Commerce Corp within 12 months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the Common Stock is listed.

Commerce Corp shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. Commerce Corp shall not be required to provide such statements to key employees whose duties in connection with Commerce Corp assure their access to equivalent information.

EXHIBIT D

AUDIT COMMITTEE CHARTER

HERITAGE COMMERCE CORP
 PREAMBLE

WHEREAS, on March 16, 2000, this Board of Directors adopted a charter for the Audit Committee of the Board (the "Charter") and subsequently adopted amendments to the Charter on March 22, 2001, March 28, 2002 and April 16, 2003; and

WHEREAS, on July 30, 2002, the Sarbanes Oxley Act of 2002 ("Sarbanes- Oxley") became effective, which amended the Securities Exchange Act of 1934 in certain respects and established certain duties for the audit committees of public companies, and the Securities and Exchange Commission ("SEC") has adopted certain rules and regulations thereunder; and

WHEREAS, Nasdaq has further amended its rules with respect to the composition, duties and responsibilities of the audit committees of public companies; and

WHEREAS, this Board of Directors believes that it is in the best interests of Commerce Corp and its shareholders to adopt amendments to the Charter and to Commerce Corp's practices in relation to its Audit Committee to conform to Sarbanes-Oxley, the rules of the SEC and the amended rules of Nasdaq;

NOW, THEREFORE, BE IT RESOLVED, that the following resolutions be and they hereby are adopted.

AMENDED CHARTER FOR AUDIT COMMITTEE

Adoption of Amended Charter

RESOLVED, that effective as of March 31, 2004 the amended Charter attached to these resolutions as Annex A (the "Amended Charter") is hereby adopted and approved as the Charter for the Audit Committee of Commerce Corp, which the Committee is directed to follow in the performance of its duties on behalf of Commerce Corp.

Authority of Audit Committee under Amended Charter

FURTHER RESOLVED, that the Audit Committee and each of its members is authorized to communicate directly and/or privately with Commerce Corp's directors, officers, employees, consultants, agents, internal auditors, independent auditors, attorneys-in-fact, counsel and advisors of Commerce Corp and any and all third parties, in the performance of the Committee's functions as set forth in these resolutions and in the Amended Charter.

FURTHER RESOLVED, that Commerce Corp's directors, officers, employees, consultants, agents, internal auditors, independent auditors, attorneys-in-fact, counsel and advisors of Commerce Corp are hereby directed to render full cooperation to the Audit Committee in the performance of its duties as set forth in these resolutions and in the Amended Charter.

FURTHER RESOLVED, that the Chair of the Audit Committee is hereby authorized and empowered to expend corporate funds to retain and secure independent auditors for Commerce Corp and such consultants, advisors, attorneys, investigatory services or other expert advice and assistance, and to fund ordinary administrative expenses of the Audit Committee, as are necessary or appropriate to carry out its duties under these resolutions and the Amended Charter, and in connection therewith the Chair of the Audit Committee is hereby authorized and empowered to sign, execute and deliver any and all such checks, drafts, vouchers, receipts, notes, documents, contracts and any other instruments whatsoever as he or she shall deem appropriate, in the name and on behalf of Commerce Corp.

Indemnification

FURTHER RESOLVED, that each member of the Audit Committee is hereby indemnified by Commerce Corp to the full extent provided by law in connection with any loss, damage, expense, cost, settlement, charge or liability incurred directly or indirectly in connection with the duties and responsibilities of such member under these resolutions and the Amended Charter, as the same may be revised or amended from time to time.

FURTHER RESOLVED, that no revision, amendment, termination or cancellation of such resolutions or the Amended Charter shall be considered a revocation of any indemnity which would exist as to any action or omission of any such person which occurred prior to such revision, amendment, termination or cancellation.

FURTHER RESOLVED, that the foregoing indemnity shall be in addition to any indemnity to which a member of the Audit Committee may be entitled under Commerce Corp's articles of incorporation or by-laws, or under any statute, regulation, policy of insurance, contract or other provisions or arrangements.

Direction to Directors and Officers

FURTHER RESOLVED, that prior to the effective date of the Amended Charter, the Audit Committee is directed to meet with Commerce Corp's Chief Financial Officer, counsel, Controller, Vice President, Audit Liaison Officer, Corporate Compliance Manager and independent auditor, for the purpose of planning the initiation of the Audit Committee's responsibilities under the Amended Charter.

Omnibus Resolutions

FURTHER RESOLVED, that Commerce Corp and its directors and officers are authorized, empowered and directed to do or cause to be done all acts and things deemed necessary or advisable to enable Commerce Corp to comply with Sarbanes- Oxley, the federal securities laws and any requirements of the SEC, and with any requirements of Nasdaq or any other exchange or market on or through which Commerce Corp's securities may now or hereafter be traded or listed for trading, as the same shall exist on the date of the adoption of these resolutions or as the same shall be amended, supplemented or interpreted hereafter, with respect to the matters set forth in these resolutions and in the Amended Charter, including, but not limited to, the filing of the Amended Charter with such bodies, and the distribution or disclosure of the same to any party at such times and in such manner, as may be required by applicable statutes, rules and regulations.

FURTHER RESOLVED, that each of the officers of Commerce Corp, acting in consultation with and under the direction of the Chair of the Audit Committee, be and hereby is authorized, empowered and directed to execute any and all documents and to take any and all actions as are necessary or appropriate to carry out the intent and purposes of any and all of the foregoing resolutions and of the Amended Charter.

Annex A

Heritage Commerce Corp

Audit Committee Charter

(As adopted/amended by the Board of Directors on March 31 , 2004)

I. PURPOSE

The purpose of the Audit Committee of the Board of Directors of Heritage Commerce Corp is to (A) assist Board oversight of (a) the integrity of Commerce Corp's financial statements, (b) Commerce Corp's compliance with legal and regulatory requirements, (c) the independent auditor's qualifications and independence, and (d) the performance of Commerce Corp's internal audit function and independent auditors, and (B) prepare the report that the rules of the Securities and Exchange Commission ("SEC" or "Commission") require be included in Commerce Corp's annual proxy statement.

II. RESPONSIBILITIES OF AUDIT COMMITTEE

The Audit Committee has the specific responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") relating to: (i) registered public accounting firms, (ii) complaints relating to accounting, internal accounting controls or auditing matters, (iii) authority to engage advisors, and (iv) funding as determined by the Audit Committee, all as described in more detail in the provisions of this Charter.

The Board of Directors recognizes that Commerce Corp's management is responsible for preparing Commerce Corp's financial statements and providing an appropriate system of internal controls, and that independent auditors are responsible for auditing the financial statements and reviewing Commerce Corp's internal controls. In fulfilling these responsibilities, the independent auditors are ultimately accountable to the Audit Committee and management is ultimately accountable to the Audit Committee and the Board of Directors.

Nothing in this Charter should be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to Commerce Corp's financial statements or as to its compliance with laws, rules or regulations.

In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

The specific duties of the Audit Committee shall be as follows:

Independent Auditors

    Appoint independent auditors, subject, if appropriate, to shareholder ratification, and review and evaluate their performance throughout the year. The evaluation should include the review and evaluation of the lead partner of the independent auditor. In making its evaluation, the audit committee should take into account the opinions of management and Commerce Corp's internal auditors.
    Replace independent auditors where the Committee deems it appropriate.
    Review and approve fee arrangements for independent auditors.
    Ensure the auditor's independence by:

    (i) requiring that the auditors annually submit to the Audit Committee a formal written statement delineating all relationships between the auditors and Commerce Corp;

    (ii) actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees (as it may be modified or supplemented);

    (iii) reviewing any relationships between the auditors and Commerce Corp, or any other relationship, that may adversely affect the auditors' independence;

    (iv) reviewing and approving any management consulting engagements or any other non-audit services proposed to be undertaken by such auditors on behalf of Commerce Corp; and

    (v) setting clear policies defining the circumstances under which Commerce Corp is permitted to hire former employees of the independent auditors.

    Annually require the auditors to confirm in writing their understanding of the fact that they are ultimately accountable to the Audit Committee.
    Annually review the auditors' proposed audit plan and approach, as well as staffing and timing of the audit and related matters.
    Review, at least annually, the auditor's report on its internal quality controls and any material issues and the steps taken and to be taken to deal with issues raised by the independent auditor's internal quality review, peer review, or inquiry by governmental or professional organizations, at any time within the past five years.
    Obtain from management, review and approve, a description of issues and responses whenever a second opinion is proposed by management to be sought from another outside accountant.
    Require the auditors to rotate every five years the lead or coordinating audit partner in charge of Commerce Corp's audit and the audit partner responsible for reviewing the audit.
    Periodically consider the advisability of rotating the independent audit firm to be selected as Commerce Corp's independent auditors. The audit committee should present its conclusions with respect to the independent auditor to the full board.

    Financial Statements

    Review major issues regarding accounting principles and financial statement presentations, including:

    (i) any significant changes in Commerce Corp's selection or application of accounting principles;

    (ii) any major issues as to the adequacy of Commerce Corp's internal controls and any special audit steps adopted in light of material control deficiencies;

    (iii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

    (iv) the effect of regulatory and accounting initiatives, as well as off- balance sheet structures, on the financial statements of Commerce Corp; and

    (v) the type and presentation of information to be included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as review any financial information and earnings guidance provided to analysts and rating agencies.

    Require Commerce Corp's auditors to timely report to the Committee:

    (i) all critical accounting policies and practices to be used;

    (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the issuer, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the registered public accounting firm; and

    (iii) other material written communications between the registered public accounting firm and the management of the issuer, such as any management letter or schedule of unadjusted differences.

    Reviewing all off-balance sheet transactions for compliance with applicable accounting rules and legal disclosure rules.
    Conduct with the independent auditors a post-audit, pre-issuance review of Commerce Corp's annual financial statements, the auditor's opinion thereon, and any problems, difficulties or disagreements with management encountered by the auditors during the course of the audit, and management's response, including reviewing with the auditor:

    (i) any restrictions on the scope of the independent auditor's activities or on access to requested information;

    (ii) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise);

    (iii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement;

    (iv) any "management" or "internal control" letter issued, or proposed to be issued, by the auditor to Commerce Corp; and

    (v) the responsibilities, budget and staffing of Commerce Corp's internal audit function.

    Discuss the quarterly and annual financial statements with the appropriate officers and/or employees of Commerce Corp and with the independent auditors, including Commerce Corp's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."
    Discuss with the auditors the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the statements.
    If the Committee finds the annual financial statements acceptable, to recommend to the Board of Directors that they be included in Commerce Corp's annual report on Form 10-K.
    Prepare a report to the shareholders of Commerce Corp in each proxy statement, as required by the rules of the SEC.
    Review and discuss with Commerce Corp's financial management and the independent auditors the quarterly earnings releases (paying particular attention to any use of "pro forma," or "adjusted" or other non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.
    Review the schedule of unrecorded adjustments to Commerce Corp's financial statements and the reasons underlying Commerce Corp's assessment of the immateriality of such adjustments.
    Review prior to publication or filing and approve such other Company financial information, including appropriate regulatory filings and releases that include financial information, as the Committee deems desirable.

    Internal Accounting and Control Functions

    Review the adequacy of Commerce Corp's system of internal accounting and financial control.
    Annually review the quality of internal accounting and financial control, the auditor's report or opinion thereon and any recommendations the auditor may have for improving or changing Commerce Corp's internal controls, as well as management's letter in response thereto and any other matters required to be discussed under Statement of Auditing Standards No. 61 (as it may be modified or supplemented).
    Discuss policies with respect to Commerce Corp's risk assessment and risk management, and review Commerce Corp's major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures. Oversee Commerce Corp's Risk Management Steering Committee.
    Appoint and evaluate Commerce Corp's Vice President, Audit Liaison Officer.
    Review and approve the budgets and staffing for the Internal Audit Department.
    Annually review the results of the Internal Audit Department's reviews and audits.
    Review for approval all related party transactions for potential conflict of interest situations. The term "related party transaction" shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.
    Review proposed future internal audit plans.

    III. Reporting Responsibilities

    Regularly report its activities, concerns, conclusions and recommendations to the Board of Directors, reviewing with the Board any issues that arise with respect to the quality or integrity of Commerce Corp's financial statements, Commerce Corp's compliance with legal or regulatory requirements, the performance and independence of Commerce Corp's independent auditors, or the performance of the internal audit function.

    IV. Authority of Committee

    The Audit Committee and each of its members may communicate directly and/or privately with Commerce Corp's directors, officers, employees, consultants, agents, internal auditors, independent auditors, attorneys-in-fact, counsel and advisors, and any and all third parties, and require the full cooperation of all such persons, in the performance of the Committee's functions.
    The Committee may cause an investigation to be made into any matter within the scope of its responsibilities under this Charter as the Committee deems necessary, or as otherwise authorized, requested or directed by the Board or Directors. The Committee may require Company personnel to assist in any such investigation, and may engage independent resources to assist in such investigations as it deems necessary.
    The Chair of the Audit Committee is authorized and empowered to expend corporate funds to retain and secure independent auditors for Commerce Corp and such consultants, advisors, attorneys, investigatory services or other expert advice and assistance, and to fund ordinary administrative expenses of the Audit Committee, as are necessary or appropriate to carry out its duties under these resolutions and this Charter, including the authority and power to sign, execute and deliver any and all such checks, drafts, vouchers, receipts, notes, documents, contracts and any other instruments whatsoever as he or she shall deem appropriate, in the name and on behalf of Commerce Corp.

    V. Committee Membership

    The membership of the Audit Committee shall consist of three or more directors each of whom shall:

    (i) have been appointed by the Board of Directors; and

    (ii) have been determined by the Board of Directors to fulfill the requirements for membership on the Committee as provided in the federal securities laws, the rules of the SEC thereunder and the rules of Nasdaq, as such provisions may be amended from time to time.

    No member of the Audit Committee, including the Chair, may simultaneously serve on the audit committee of more than two other corporations besides Commerce Corp, unless the Board of Directors determines that such simultaneous service would not impair the director's ability to effectively serve on Commerce Corp's Audit Committee and such determination is disclosed in Commerce Corp's proxy statements relating to its annual meetings of shareholders.
    The Board of Directors reserves all authority permitted under the rules of the Commission and the relevant listing authority in connection with any matter referred to in this Charter, including but not limited to the determination of independence of Audit Committee members.

    VI. MEETINGS

    The Audit Committee shall meet as often as necessary to fulfill its functions as determined by the Committee, but no less than four times annually.
    At least quarterly, the Committee shall hold separate, private meetings without other members of management present, with each of Commerce Corp's Chief Financial Officer, counsel, Controller, Vice President, Audit Liaison Officer, Compliance Officer, and Commerce Corp's independent auditor; and, each such person shall have free and direct access to the Committee and any of its members.
    Prior to the beginning of each fiscal year, the Chair shall draft a proposed schedule of the Committee's activities for the coming year, and the times at which such activities shall occur, including preliminary agendas for each proposed meeting of the Committee, which shall be submitted to the Committee for its review and approval, with such changes as the Committee shall determine to be appropriate.
    Each Committee member is required to attend at least 75 percent of the aggregate of (1) the total number of meetings of the Board of Directors of Commerce Corp (held during the period for which he or she has been a director) and (2) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he or she served), including but not limited to meetings of the Audit Committee.

    VII. COMPLAINTS

    All complaints received by the Committee relating to accounting, internal accounting controls or auditing matters shall be retained and reviewed by the Committee. Upon receipt of a complaint, the Chair of the Committee shall assign the complaint to any one or more members of the Committee (including the Chair) for preliminary review, and may authorize the use or engagement of such counsel, accountants, investigators or other assistance as the Chair, in the exercise of his or her discretion, shall determine to be appropriate under the circumstances.
    Management shall retain the original of all such complaints until further notice by the Committee.
    At least annually, management shall ensure that each employee of Commerce Corp is advised in writing (including by any form of electronic transmission which provides the employee the ability to reproduce a written copy of such transmission) that he or she may submit, on a confidential and anonymous basis, complaints regarding accounting, internal accounting controls, or auditing matters and concerns regarding questionable accounting or auditing matters. The advice shall include the name and business address of the Chair of the Committee and shall inform employees that they should direct their complaints to the Chair, in writing, at such address.

    VIII. Annual Performance Evaluation of the Committee

    The Committee shall conduct an annual self-evaluation of its performance focusing on the quality of the Committee's review of:

    (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in Commerce Corp's selection or application of accounting principles, and major issues as to the adequacy of Commerce Corp's internal controls and any special audit steps adopted in light of material control deficiencies;

    (ii) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

    (iii) the effect of regulatory and accounting initiatives, as well as off- balance sheet structures, on the financial statements of Commerce Corp; and

    (iv) earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

    IX. Audit Committee Financial Expert

    The Board of Directors has determined that Ms. Anneke Dury has: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

    X. General

    Annually review this Audit Committee Charter, and any provisions of Commerce Corp's by-laws which refer to the Audit Committee, and propose to the Board of Directors necessary or appropriate revisions.

EXHIBIT E

HERITAGE COMMERCE CORP
BOARD OF DIRECTORS

CORPORATE GOVERNANCE STANDARDS

The Board of Directors is responsible for the control and direction of the Company. It represents, and is accountable only to shareholders. The Board's prime purpose is to provide effective governance over the Company's affairs, safe and sound operations in conformity with laws and regulations, and to build shareholder value.

  Each Director will stand for election every three years in accordance with their classification.
  A majority of the Board, and each of the members of the Audit, the Compensation and Benefits, and Corporate Governance and Nominating Committees shall be Independent Directors.
  The Board believes that attendance of key executive officers augments its meetings and can assist the Board with its deliberations and provides critical insights and analyses. As needed the Independent Directors will convene in executive session without Management or any non-Independent Directors present.
  The Chairman of the Board of Directors, or if the Chairman is not available or is not an Independent Director, the Chairman of the Corporate Governance Committee will serve as the presiding Director to moderate executive sessions of the Independent Directors.
  The Board of Directors will annually review and approve a multi-year Strategic Plan and a one-year Operating Plan.
  The Board of Directors will adopt a Charter for the Compensation Committee that addresses the Compensation Committee's purpose, duties and responsibilities, among other things, including an evaluation of the performance of the CEO & COO, at least annually. Compensation Plans for senior executives shall be linked with the achievement of corporate objectives. Stock options shall be awarded from shareholder-approved plans only.
  The Board of Directors will adopt Charters for the Audit Committee, the Compensation and Benefits Committee and the Corporate Governance and Nominating Committee that will establish committees comprised solely of Independent Directors and set for the purposes, responsibilities and objectives of the Committee. The Charters will be reviewed at least annually by the Board.
  The Board of Directors will adopt charters for other committees and will regularly update such charters to reflect the purposes, responsibilities and objectives of such committees.
  The Company's CEO will report annually to the Board of Directors with regard to an Executive Succession Plan for the Company.
  The Board of Directors will adopt Policies Applicable to Members of the Board of Directors which will include standards applicable to selection, qualifications and conduct of Board Members, prohibitions on service for other persons or entities, conflicts of interest, insider trading and restrictions on resale of securities. The Policies will be overseen by the Corporate Governance and Nominating Committee.

The Board of Directors will review Corporate Governance Standards annually.

February 5, 2004